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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2001

                               ITC/\DELTACOM, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-23253                58-2301135
 (State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

         1791 O.G. Skinner Drive
           West Point, Georgia                               31833
(Address of Principal Executive Offices                   (ZIP Code)

Registrant's telephone number, including area code:  (706) 385-8000

                                 Not applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On May 15, 2001, ITC/\DeltaCom, Inc. issued a press release announcing that it plans to convene the 2001 annual meeting of its stockholders on May 18, 2001, as originally scheduled, adjourn the meeting without a vote on any proposal, and reconvene the annual meeting on June 11, 2001, at 11:00 a.m., local time, at the New Horizon Community Theatre, 411 West 8th Street, West Point, Georgia. Attached as Exhibit 99 to this Current Report on Form 8-K is the text of the May 15, 2001 press release, which is incorporated by reference in this Item 5.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the exhibit to this Current Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              99    Press Release, dated May 15, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITC/\DELTACOM, INC.

Date:    May 15, 2001                    /s/ J. Thomas Mullis
                                        -------------------------------
                                        J. Thomas Mullis
                                        Senior Vice President-General Counsel,
                                        Secretary

                                       2
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                                  Exhibit Index

Number                                  Exhibit Description
------                                  -------------------

  99                                    Press Release, dated May 15, 2001.